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                                                                   Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference (i) in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-81035) and
(ii) in the Registration Statement on Form S-8 (No.33-74814) of Corrpro Companies, Inc. of our report dated May 28, 1996 appearing on Page 18 of this Form 10-K.



PRICE WATERHOUSE LLP
Cleveland, Ohio
June 12, 1997